UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2020

INTERPACE Biosciences, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	IDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.06.	Material Impairments.

The information regarding the asset impairment in Item 4.02(a) of this Current Report is incorporated by reference into this Item 2.06.

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 7, 2020, Interpace Biosciences, Inc. (the “Company”), with the concurrence of BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm responsible for auditing its financial statements, determined that it will be required to restate its previously issued financial statements contained in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2014, 2015, 2016, 2017, 2018, and 2019, as well as the financial statements contained in the Quarterly Reports on Form 10-Q for each quarterly period within those fiscal years as well as the quarterly periods ended March 31, 2020 and June 30, 2020 and accordingly investors should no longer rely upon such financial statements.

As a result of overall economic conditions related to the coronavirus pandemic, the impact of the coronavirus pandemic on the Company’s financial results, and the decrease in the price of the Company’s common stock noted during the third quarter of fiscal 2020, the Company performed an internal review of its long-lived assets. In particular, the Company reviewed its Barrett intangible asset, which has a carrying value of $18.4 million and which was originally recorded in 2014 when the Company’s predecessor, PDI, Inc., acquired RedPath Integrated Pathology, Inc. The Barrett intangible asset relates to the Company’s propriety test known as BarreGEN®, an esophageal cancer risk classifier for Barrett’s Esophagus.

On December 7 , 2020, the Company’s management conferred with the Audit Committee of the Company’s Board of Directors and concluded that (1) a non-cash impairment charge for its Barrett intangible asset of approximately $12 million should have been recorded during the Company’s 2016 fiscal year; (2) the Company should have initiated amortization of its Barrett intangible asset in fiscal 2014 and therefore each of fiscal years 2014, 2015, 2016, 2017, 2018, and 2019 and the first two quarters of fiscal 2020 require adjustment to recorded amortization expense of approximately $6 million in the aggregate; (3) the consolidated financial statements contained in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2014, 2015, 2016, 2017, 2018, and 2019, as well as the consolidated financial statements contained in the Quarterly Reports on Form 10-Q for the each quarterly period within those fiscal years as well as the quarterly periods ended March 31, 2020 and June 30, 2020, should no longer be relied upon; and (4) Management’s Report on Internal Control Over Financial Reporting and the Evaluation of Disclosure Controls and Procedures included in Item 9A of the 2019 Form 10-K should no longer be relied upon. As a result, the Company intends to amend the 2019 Form 10-K, as well as the Forms 10-Q for the quarters ended March 31, 2020 and June 30, 2020 to the extent required, to reflect (1) the appropriate timing of the non-cash impairment charge for the intangible asset; (2) adjustments to recorded amortization expense for the related periods; and (3) the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures as of the end of the impacted periods to report a material weakness related to long-lived assets, including assessment of impairment indicators. The Company estimates that the total amount of the non-cash impairment charge and amortization expense related to the Barrett intangible asset is approximately $18 million, and that as a result the remaining carrying value of the Barrett intangible asset is approximately $1 million. The Company will also record the correction of certain previously identified immaterial adjustments. The restated financial statements, inclusive of the identified immaterial errors, are not expected to result in any material change to the Company’s revenues or consolidated statements of cash flows for the periods covered by the amended reports. The amendments will also describe the Company’s plans and efforts to strengthen its internal control over financial reporting. Such conclusions will also affect the related disclosure to be contained in the third quarter 2020 Form 10-Q. The Company expects that these impairment charges will not result in any future cash expenditures. The Company’s management has discussed the matters disclosed under Item 4.02(a) of this Current Report on Form 8-K with BDO.

Forward Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, the Company’ estimates of the non-cash impairment charge and amortization expense relating to its Barrett intangible asset. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include the risk that the preparation of the Company’s restated financial statements or other subsequent events would require the Company to make additional financial statement adjustments, inherent limitations in internal control over financial reporting, that the Company will not be able to maintain its listing on The Nasdaq Capital Market in light of its failure to meet minimum stockholders’ equity requirements as of June 30, 2020 and its failure to timely file its Quarterly Report for the quarter ended September 30, 2020. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise, except as required by law. Additionally, all forward-looking statements are subject to the “Risk Factors” detailed from time to time in the Company’s most recent Annual Report on Form 10-K filed on April 22, 2020, as amended on May 29, 2020, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Because of these and other risks, uncertainties and assumptions, undue reliance should not be placed on these forward-looking statements. In addition, these statements speak only as of the date of this filing and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	President and Chief Executive Officer

Date: December 8, 2020